Exhibit 99.2

April 28, 2020 COVID - 19 - Related Disclosures

Forward - Looking Statements This document contains, and future oral and written statements of QCR Holdings (the “Company”) and its management may contain , forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financ ial condition, results of operations, plans, objectives, future performance and business of the Company. Forward - looking statements , which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently availa ble to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “predict,” “suggest, ” “ appear,” “plan,” “intend,” “estimate,” “annualize,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additiona lly , all statements in this document, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyon d t he ability of the Company to control or predict, could cause actual results to differ materially from those in its forward - looking statements. These factors include, among others, the following: ( i ) the strength of the local, state, national and international economies (including the impact of the 2020 presidential election and the impact of tariffs, a U.S. withdrawal from or significant renegotiation of tr ade agreements, trade wars and other changes in trade regulations); (ii) the economic impact of any future terrorist threats and attacks, wid esp read disease or pandemics (including the COVID - 19 epidemic in the United States), or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of local, state and national governments to any suc h a dverse external events; (iii) changes in accounting policies and practices (including the new current expected credit loss (CECL) im pai rment standards, that will change how the Company estimates credit losses); (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase - out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic sys tems; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer sp ending; and (xi) unexpected outcomes of existing or new litigation involving the Company. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s fin ancial results, is included in the Company’s filings with the Securities and Exchange Commission. 2

Our COVID - 19 Response • QCRH has fully implemented its Business Continuity Plan • All locations remain open with standard banking services offered through online/mobile banking, drive - up access and limited lobby access • Keeping our employees and clients safe through alternative work practices: • Working in shifts to limit potential exposures • Practicing social distancing in our facilities • Introduced a voluntary Work from Home (WFH) program • Leveraging audio and video conferencing technology • Paused business travel, large events and in - person meetings 3

Supporting our Clients | QCRH Loan Relief Program The QCRH Loan Relief Program (LRP) offers immediate payment relief to consumer and small business loan clients. • Offers 3 months of loan payment deferrals • Improves cash flow for clients without penalty LRP participation as of April 24: • Total number of loans and leases approved: 1,935 • Total dollar amount approved: $439MM •As a percentage of March 31, 2020 total loan portfolio: 12% 4

Paycheck Protection Program (PPP) QCRH has experienced robust client participation in the Paycheck Protection Program (PPP). As of April 24, 2020: • Total number of PPP loans: 1,300 • Total dollar amount: $333MM Our focus on providing superior service has led to opportunities to attract new, highly desired clients utilizing the Paycheck Protection Program within our existing markets. As of April 24, 2020: • Number of new client loans: 176 • Total of new client loans: $51MM 5

Primary Industry Concentration Overview With the volatile market conditions due to the COVID - 19 Pandemic, we are providing additional information about our commercial loan portfolio as of Dec. 31, 2019 as it relates to the following primary industries : Industry Amount Percent of Total Loans Hotels $67MM 1.81% Restaurants $47MM 1.27% Entertainment $21MM 0.57% Aviation $0MM 0% Energy $0MM 0% 6

Hotel Exposure • As of Dec. 31, 2019, QCRH hotel exposure is $67MM or 1.81% of total loans • 32 total loans • 10 national upscale/luxury loans , $29MM or 0.78%; 3 with conference centers • 21 national midscale/economy loans, $ 30MM or 0.81% • 1 independent hotel loan, $8MM or 0.22% • Two facilities are under construction and not experiencing delays at this time • Majority of hotels are top franchises and experienced operators 88% Primary Market Contiguous States (IA, IL, MO) 12% (MN, NE, SD, WI) 7

Restaurant Exposure • As of Dec. 31, 2019 , QCRH restaurant exposure is $47MM or 1.27% of total loans • 88 total restaurant loans • 35 full - service restaurants, $19MM or 0.51% in total loans, 20 are franchises • 53 limited - service restaurants, $28MM or 0.76% in total loans, 43 are franchises • Locations mainly in Iowa, Illinois and Missouri • Many currently operating via drive - through and carryout 8

Entertainment Exposure • As of Dec. 31, 2019 , QCRH entertainment exposure is $21MM or 0.57% of total loans • 19 fitness and recreation centers, $9MM or 0.24% of total loans • 7 golf courses, $7MM or 0.19% of total loans • 5 bowling centers, $ 5MM or 0.14% of total loans 9

Secondary Industry Concentration | Retail Below is additional information about our secondary industry concentration related to our retail exposure, as of Dec. 31, 2019 . Retail Amount Percent of Total Loans Non - owner Occupied CRE $171MM 4.63% Owner Occupied CRE $32MM 0.87% C&I Retail $12MM 0.33% 10

Secondary Industry Concentration | Retail CRE Non - Owner Occupied 90 Multi - tenant properties with exposure of $127MM or 3.44% of total loans 46 Single - tenant properties with exposure of $44MM or 1.2% of total loans Tenant Type Number Amount Percent of Total Loans Mixed 49 $80MM 2.17% National 14 $26MM 0.70% Independent 20 $18MM 0.49% Regional 7 $3MM 0.08% Tenant Type Number Amount Percent of Total Loans National 17 $21MM 0.57% Independent 24 $15MM 0.41% Regional 5 $8MM 0.22% 11

0.00 200,000,000.00 400,000,000.00 600,000,000.00 800,000,000.00 1,000,000,000.00 1,200,000,000.00 1,400,000,000.00 1,600,000,000.00 1,800,000,000.00 Total Drawn on lines QCRH Line of Credit Usage - Revolving LOCs Total Lines of Credit Total Amount Drawn Credit line utilization trends • Line usage is stable and consistent with seasonal norms 56% 55% 56% 57% 55% 12